united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 5/31

Date of reporting period: 5/31/16

Item 1. Reports to Stockholders.

KKM Enhanced U.S. Equity Fund
(Formerly KKM U.S. Equity ARMOR Fund)

Class A Shares (Symbol: KKMAX)
Class I Shares (Symbol: KKMIX)

ANNUAL REPORT

May 31, 2016

1-844-767-3863

Distributed by Northern Lights Distributors, LLC
Member FINRA

KKM Enhanced US Equity Fund

Annual Report

May 31, 2016

Dear KKM Enhanced U.S. Equity Shareholder:

During the reporting period markets faced a confluence of events which led to a very difficult environment for investors. Uneven global growth, concerns about China’s economic conditions, falling oil prices, negative bond yields and central bank intervention are just a few components of the data flow filling this well. The rapid pace of these inputs created periods of stress which led to periods of increased volatility during the last 12 months.

The past year has been highlighted by several bouts of increased volatility as market participants called into question market valuations. Most major global equity markets declined during this 12 month period. The US equity market showed uneven returns during this time frame. For the Fund’s fiscal year the S&P 500 index* showed a gain of 1.72%. The Dow Jones Index (DJIA)* realized a loss of -1.26%, and the Russell 2000 Index (RUT)* suffered a loss of -7.36%. The SPY ETF* (tracks the S&P 500 Total Return Index) realized -.62% loss for the reporting period. On the surface (outside of the Russell 2000 index) these price changes don’t appear too prominent. However, during this timeframe the US markets and namely the S&P 500 experienced two pronounced volatility events.

Concerns in August 2015 about domestic economic growth in the US coupled with China’s economic slowdown fears led to a significant and fierce selloff in US equities. This selloff pushed volatility expectations as measured by the VIX to a multi-year closing high of 40.74. However, investors who have been accustomed to “buying the dip”...were once again rewarded as markets regained much of the ground lost during the August selloff. During this first half of the reporting period, the KKM U.S. Equity Fund I shares realized a gain of .82% and KKM U.S. Equity Fund A shares realized a gain of .71% (without load). The SPY ETF realized a small loss of -.18% for the same time frame.

The second half of the reporting period once again saw the U.S. equity markets realize a pickup in volatility. Markets started 2016 in a tumultuous manner, as they experienced a persistent sell-off in January. Although the fund was able to out-perform the benchmark during this period, volatility expectations (as measured by the VIX) did not react in their historical manner, nor did they react as they had during the market drop in August of 2015. The VIX attained a closing level of 40.74 on August 24, 2015. During the peak of the market selloff in January 2016 the VIX closing high was 27.59, we found this disparity unusual. The large spike in August allowed the Fund’s model to harvest a portion of the volatility gains and in turn re-invest into equity exposure at lower levels. During the January (and February) decline the opportunity to harvest was not presented due to the subdued volatility expectations in the market place. Despite the fund outperforming the S&P 500 Index, this unusual reaction in volatility during the January decline was the primary cause to the Fund’s larger than expected downside capture rate during this span.

Even though the Federal Reserve was able to make a symbolic rate move in December 2015, the markets continue to discount any real shift in the interest rate policy. The global trend into negative yields (an environment the market has never experienced before) has market participants being forced into riskier assets as they continue to search for yield. Our belief is that equity valuations are stretched and the medicine the central banks have been providing will eventually lose its effectiveness and the real question will be: can the markets maintain current valuations given the current global growth outlook? We believe the tremors the market experienced in the past 12 months are an indication that conditions are setting up for a longer period of pronounced volatility. We expect if these conditions ultimately led to a market dislocation the Fund will be well positioned to mitigate downside exposure and allow for increased volatility harvesting.

KKM also believes the plethora of information globally as well as the rapid evolution of information dissemination by way of various social media platforms has pushed the lid a bit more open on the markets proverbially Pandora’s Box. Like it or not the perception of “I say it here and it comes out there” has fundamentally changed the behavior of appointed and elected officials around the globe. Over the past year more and more market participants not only know the Fed Chairman’s name (Janet Yellen), but other Fed officials as well, not to mention the heads of Central Banks around the world. Social media has made celebrities out of various government officials which in turn appear to have changed the way they go about their business. We believe a case could be made that many of these officials are straying away from their mandate as they continue to read their press clippings (or in today’s world, posts, tweets and emoji’s). The steps that were taken during the market dislocation in the 2008/2009 time period, when emergency measures were needed, have now become normal operating procedure. It would appear that many of these policy makers are enjoying their new found celebrity status leading them to make more and more decisions based on appearance rather than sound policy.

Central bankers around the globe by way of greatly increased intervention have modified the entire monetary structure which has led to what appears to be an all-out currency war. The old adage the market takes the “elevator down and the stairs back up” has been brought in question as the markets appear to be taking the elevator both ways lately. Although, perceived by many market participants as a positive for equity markets, we believe this rapid spending coupled with recent negative yields will potentially have a corrosive effect on equity valuations the longer these initiatives stay in place. That being said, we at KKM embrace these moves as they tend to provide opportunities in managing the Fund. Furthermore, we also believe that a hedged equity strategy with a focus on risk mitigation will provide a meaningful counterbalance to a portfolio as some of these short-sighted initiatives begin to have a negative longer term effect on the global markets.

As mentioned in the semi-annual report, Equity Armor Investments, the sub-adviser to the Fund was terminated due to performance issues in their proprietary hedging methodology. KKM felt it was in the shareholders best interest to transition in to utilizing a hedging component that defined the cost of risk mitigation, a.k.a. “tail-risk”, each and every month. KKM utilizes an in-house methodology which the firm believes is much more dynamic in nature and has shown the ability to be a more efficient risk mitigation tool. KKM’s proprietary tail-hedge methodology, a dynamic call spread, still assists in maintaining the objective of the Fund which is to seek risk-adjusted total return with less volatility than the broader U.S. equity market.

The enhance methodology has focused on two areas for fund improvement. The first is a focus on sector selection within the S&P 500. The equity selection still maintains the fund’s mission to S&P 500 exposure, but seeks to generate enhanced returns by identifying sectors or sub-sectors that have the opportunity to grow faster than the S&P 500 index. Although this is a mild enhancement, we believe the potential for alpha will add value to the fund. The second area would be the volatility exposure. It became very apparent that the old methodology to volatility exposure was more costly than originally expressed by the former sub-advisor. KKM utilizes a proprietary volatility hedging model which reacts much quicker to shifts in the volatility landscape while always seeking to provide a downside catastrophic hedge. KKM felt it was necessary to maintain a constant tail-risk hedge, but limit the potential cost of that hedge by defining the actual cost of that tail hedge. The rules based enhanced methodology has created a fixed cost limit for the amount of the tail-risk hedge. KKM expects this overall reduction to the cost structure of the volatility hedge will lead to increased performance of the fund. The dynamic volatility hedge has shown the ability to capture shifts in volatility while all the time maintaining a catastrophic hedge.

Once the enhanced methodology was established, KKM has been tracking the CBOE’s VIX Tail Hedge Index (VXTH) as a secondary benchmark. We believe VXTH is a better representation of the current portfolio characteristics and therefore a better measure of the Fund. This benchmark has been included in the report as well.

Investment Goal

The KKM Enhanced U.S. Equity Fund seeks to provide investors a broadly diversified portfolio of U.S. stocks with a volatility enhancement through KKM’s proprietary dynamic volatility strategy. This higher form of diversification is potentially designed to mitigate the negative effects of high equity correlation in all markets. The fund will rebalance between equities and volatility monthly.

Performance Overview

The Fund’s Class I shares had a -3.99% cumulative total return for the 12 months ended May 31, 2016. In comparison, the Fund’s benchmark, the S&P 500 Index which is a broad measure of U.S. stock performance, posted a 1.72% total return. The Fund’s secondary benchmark, the CBOE’s VXTH Index which is a blend of U.S. stocks in conjunction with a constant tail hedge, posted a -4.84% total return for the fiscal year.

The Fund’s Class A shares had a -4.19% cumulative total return for the 12 months ended May 31, 2016. In comparison, the Fund’s benchmark, the S&P 500 Index which is a broad measure of U.S. stock performance, posted a 1.72% total return. The Fund’s secondary benchmark, the CBOE’s VXTH Index which is a blend of U.S. stocks in conjunction with a constant tail hedge, posted a -4.84% total return for the 12 month period.

Recent market dislocations have been met with rapid response teams from various central banks around the globe. This has created challenges in volatility trading very as the markets price out risk much quicker than which has occurred historically. Although KKM feels the Fund is much better positioned to account for these changes, to this point the sheer velocity of these equity recoveries have made it difficult for the Fund to capture a larger percentage of said recoveries.

Highlights:

It was highlighted in the semi-annual report for the period ending 11/30/2015, the KKM U.S. Equity Fund was able to beat the SPY ETF by approximately 1%. The standard deviation of the fund for the period was 7.76% versus the SPY which was 17.23%. At the worst levels in August the fund was down -3.62% while the SPY was down -11.06%. Performance for the month of August, the fund was a positive 1.98% while the SPY was down -6.26%.

As mentioned earlier in the report the Fund indeed reduced downside capture during the market volatility in January through the middle of February. It was primarily the last quarter of the 12 month period which contributed to the Fund lagging the S&P 500 Index. The V-shaped bottom in February and the ensuing rapid market accent into April was the primary contributor to Fund’s dispersion for the year.

Difficulties:

The V-shaped bottoms the equity markets have experienced over the past couple of selloffs have made it difficult for the Fund to harvest the dynamic volatility hedge and roll the exposure back into the market due to the short duration of these volatile events. We do believe that these “elevator” rides back up will begin to moderate and the duration of these types of volatility events will revert back to historical averages associated with typical equity asset re-pricing. KKM remains committed to evaluating various market inputs and analyzing their effects on volatility expectations. Through this process the firm will make every effort to enhance the returns of the Fund.

Definitions:

* S&P 500 Index (SPX) – The S&P 500, or the Standard & Poor’s 500, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

* Dow Jones Index (DJIA) – is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange (NYSE) and the NASDAQ.

* Russell 2000 Index (RUT) – is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index.

* SPY (S&P 500 Trust) – An ETF (Exchange Traded Fund) designed to track the S&P 500 index.

* VIX (CBOE Market Volatility Index) – Is a 30-day measure of future expected volatility, determined by the implied volatility levels of a strip of S&P 500 index options.

* CBOE VIX Tail Hedge Index (VXTH) – The VXTH Index tracks the performance of a hypothetical portfolio that -

●	Buys and holds the performance of the S&P 500® index (the total return index, with dividends reinvested), and

●	Buys one-month 30-delta call options on the CBOE Volatility Index®(VIX)®. New VIX calls are purchased monthly, a procedure known as the “roll.” The weight of the VIX calls in the portfolio varies at each roll and depends on the forward value of VIX, an indicator for the perceived probability of a “swan event”.

NLD Review 6533-NLD-7/27/2016

KKM Enhanced U.S. Equity Fund
Portfolio Review (Unaudited)
Since Inception through May 31, 2016*

PERFORMANCE OF A $10,000 INVESTMENT

		Since
	One Year	Inception*
KKM Enhanced U.S. Equity Fund
Class A	(4.19)%	(3.96)%
Class A with load	(9.73)%	(6.80)%
Class I	(3.99)%	(3.71)%
S&P 500 Index^	1.72%	6.14%
CBOE VIX Tail Hedge Index+	(4.84)%	2.49%

*	Inception date is June 6, 2014. Start of performance is June 11, 2014.

^S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

+The CBOE VIX Tail Hedge Index consists of each equity security in the S&P 500 (with dividends reinvested), and an amount of one-month, call options on the VIX Index that is determined by the level of forward volatility. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Total returns would have been lower had the Advisor not waived its fees. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 2.23% for Class A shares and 1.85% for Class I shares per the September 30, 2015, prospectus. For performance information current to the most recent month-end, please call toll-free 1-844-767-3863.

KKM Enhanced U.S. Equity Fund
Portfolio Review (Unaudited) (Continued)

PORTFOLIO COMPOSITION+ (Unaudited)

Exchange-Traded Funds	91.8%
Short-Term Investments	2.8%
Other Assets Less Liabilities	5.4%
100.0%

+Based on Total Net Assets as of May 31, 2016.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

KKM Enhanced U.S. Equity Fund
PORTFOLIO OF INVESTMENTS
May 31, 2016

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 91.8%
	ASSET ALLOCATION FUND - 0.3%
6,340	AccuShares Spot CBOE VIX Up Shares ETF	$35,187

	EQUITY FUNDS - 31.1%
15,399	SPDR S&P 500 ETF Trust	3,235,022

	SECTOR FUNDS - 60.4%
10,002	iShares U.S. Medical Devices ETF	1,311,562
24,800	SPDR Consumer Staples Select Sector Fund	1,307,456
15,500	SPDR Consumer Discretionary Select Sector Fund	1,228,220
19,898	SPDR Industrial Select Sector Fund	1,112,895
29,950	SPDR Technology Select Sector Fund	1,324,090
		6,284,223

	TOTAL EXCHANGE TRADED FUNDS (Cost - $9,351,070)	9,554,432

Contracts **
	OPTION CONTRACTS PURCHASED* - 0.1%
	CALL OPTION PURCHASED - 0.1%
	CBOE SPX Volatility Index, VIX
400	Expiration June 2016, Exercise Price $21.00	7,000
	CBOE SPX Volatility Index, VIX
500	Expiration June 2016, Exercise Price $22.00	6,250

	TOTAL OPTIONS PURCHASED (Cost - $79,460)	13,250

Shares
	SHORT-TERM INVESTMENT - 2.8%
	MONEY MARKET FUND - 2.8%
292,079	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio -
	Institutional Share Class, 0.19%+	292,079
	(Cost - $292,079)

	TOTAL INVESTMENTS - 94.7% (Cost - $9,722,609) (a)	$9,859,761
	OPTION CONTRACTS WRITTEN - (0.3)% (Premiums Received - $18,896) (a)	(33,838)
	OTHER ASSETS LESS LIABILITIES - 5.6%	586,879
	NET ASSETS - 100.0%	$10,412,802

Contracts **		Fair Value
	OPTION CONTRACTS WRITTEN* - (0.3)%
	CALL OPTIONS WRITTEN - (0.3)%
(56)	SPDR S&P 500 ETF Trust
	Expiration June 2016, Exercise Price $206.00	$(27,720)
(19)	SPDR S&P 500 ETF Trust
	Expiration June 2016, Exercise Price $208.00	(6,118)
	TOTAL OPTIONS WRITTEN (Premiums Received - $18,896)	$(33,838)

ETF - Exchange Traded Fund

*	Non-income producing security.

**	Each option contract allows the holder of the option to purchase/sell 100 shares of the underlying security.

+	Money market fund; interest rate reflects seven-day effective yield on May 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $9,680,943 excluding futures, and differs from market value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized appreciation:	$488,746
Unrealized depreciation:	(343,766)
Net unrealized depreciation:	$144,980

The accompanying notes are an integral part of these financial statements.

KKM Enhanced U.S. Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2016

Number of Long		Unrealized
Contracts		Depreciation
	OPEN FUTURES CONTRACTS
12	CBOE VIX Index, June 2016	$(24,000)
	(Underlying Notional Amount $183,300)

Number of Short
Contracts
(10)	E-Mini S&P, June 2016	—
	(Underlying Notional Amount $1,047,480)
	TOTAL FUTURES CONTRACTS	$(24,000)

The accompanying notes are an integral part of these financial statements.

KKM Enhanced U.S. Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2016

Assets:
Investments in Securities at Fair Value (at cost $9,722,609)	$9,859,761
Cash Deposits with Broker	480,852
Due From Adviser	36,966
Prepaid Expenses and Other Assets	93,268
Total Assets	10,470,847

Liabilities:
Unrealized Depreciation on Futures Contracts	24,000
Accrued Distribution Fees	207
Options Written, at Value (Premiums received $18,896)	33,838
Total Liabilities	58,045

Net Assets	$10,412,802

Composition of Net Assets:
At May 31, 2016, Net Assets consisted of:
Paid-in-Capital	$13,094,137
Accumulated Net Investment Income	94,255
Accumulated Net Realized Loss on Investments, Options, and Futures Transactions	(2,873,800)
Net Unrealized Apprecition on Investments, Options and Futures Contracts	98,210
Net Assets	$10,412,802

Net Asset Value, Offering and Redemption Price Per Share(a)
Class A Shares:
Net Assets	$921,904
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	100,442

Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share (a)	$9.18
Maximum Offering Price Per Share (Maximum sales charge of 5.75%)	$9.74

Class I Shares:
Net Assets	$9,490,898
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	1,031,552
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share (a)	$9.20

(a)	Prior to September 30, 2015 redemption of shares within 20 days of purchase were assessed a redemption fee of 2.00%.

The accompanying notes are an integral part of these financial statements.

KKM Enhanced U.S. Equity Fund
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2016

Investment Income:
Dividend Income	$384,054
Interest Income	37
Total Investment Income	384,091

Expenses:
Investment Advisory Fees	138,133
Administration Fees	52,989
Legal Fees	46,221
Transfer Agent Fees	39,333
Registration and Filing Fees	23,793
Fund Accounting Fees	22,369
Chief Compliance Officer Fees	15,909
Audit Fees	15,043
Non 12b-1 Shareholder Servicing Fees	10,028
Distribution Fees- Class A	9,699
Trustees’ Fees	8,567
Printing Expense	7,445
Custody Fees	5,880
Interest Expense	4,001
Insurance	918
Miscellaneous Expenses	2,719
Total Expenses	403,047
Less: Fees Waived and Expenses Reimbursed by Adviser	(219,908)
Net Expenses	183,139
Net Investment Income	200,952

Net Realized and Unrealized Gain (Loss) on Investments, Options and Futures Transactions:
Net Realized Gain (Loss) on:
Investments	(704,660)
Options Purchased	(771,062)
Options Written	(11,714)
Futures Contracts	1,150,613
(336,823)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(561,030)
Options Purchased	(58,771)
Options Written	(14,942)
Futures Contracts	72,345
(562,398)
Net Realized and Unrealized Loss on Investments, Options and Futures Transactions	(899,221)

Net Decrease in Net Assets Resulting From Operations	$(698,269)

The accompanying notes are an integral part of these financial statements.

KKM Enhanced U.S. Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Period**
	Ended	Ended
	May 31, 2016	May 31, 2015
Operations:
Net Investment Income	$200,952	$27,783
Net Realized Loss on Investments, Options and Futures Contracts	(336,823)	(2,536,977)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Options and Futures Contracts	(562,398)	660,608
Net Decrease in Net Assets Resulting From Operations	(698,269)	(1,848,586)

Distributions to Shareholders From:
Income
Class A	(9,653)	(26,472)
Class I	(59,402)	(43,585)
Return of Capital
Class A	(2,915)	—
Class I	(17,906)	—
Net decrease in net assets from distributions to shareholders	(89,876)	(70,057)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	520,283	18,607,421
Distributions Reinvested	12,569	25,855
Redemption Fees	3	692
Cost of Shares Redeemed	(13,409,166)	(4,005,022)
Total Class A Transactions	(12,876,311)	14,628,946

Class I Shares:
Proceeds from Shares Issued	1,223,370	33,520,744
Distributions Reinvested	66,416	40,535
Redemption Fees	16	927
Cost of Shares Redeemed	(11,454,933)	(12,030,120)
Total Class I Transactions	(10,165,131)	21,532,086

Net Increase (Decrease) in Net Assets Resulting From Beneficial Interest Transactions	(23,041,442)	36,161,032

Increase (Decrease) in Net Assets	(23,829,587)	34,242,389

Net Assets:
Beginning of Period	$34,242,389	$—
End of Period*	$10,412,802	$34,242,389

* Includes accumulated net investment income (loss) of:	$94,255	$(37,642)

Share Activity:
Class A Shares:
Shares Issued	54,264	1,854,977
Shares Reinvested	1,338	2,570
Shares Redeemed	(1,409,409)	(403,298)
Net increase (decrease) in shares of beneficial interest outstanding	(1,353,807)	1,454,249

Class I Shares:
Shares Issued	132,645	3,320,115
Shares Reinvested	7,066	4,029
Shares Redeemed	(1,209,514)	(1,222,789)
Net increase (decrease) in shares of beneficial interest outstanding	(1,069,803)	2,101,355

**	Commencement of Operations on June 6, 2014.

The accompanying notes are an integral part of these financial statements.

KKM Enhanced U.S. Equity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented.

	Class A
	Year	Period
	Ended	Ended
	May 31, 2016	May 31, 2015*

Net Asset Value, Beginning of Period	$9.62	$10.00

Activity From Investment Operations:
Net investment income (a)	0.07	0.01
Net realized and unrealized loss from investments, options, and futures contracts	(0.47)	(0.37)
Total from investment operations	(0.40)	(0.36)

Distributions to shareholders from:
Net investment income	(0.03)	(0.02)
Net return of capital	(0.01)	—
Total distributions	(0.04)	(0.02)

Paid in capital from redemption fees (f)	0.00	0.00

Net Asset Value, End of Period	$9.18	$9.62

Total Return (b)	(4.19)%	(3.60	)% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$922	$13,990
Ratio of expenses to average net assets (i):
before reimbursement (c)(g)	2.42%	2.15	% (d)
net of reimbursement (g)	1.32%	1.30	% (d)
Ratio of net investment income to average net assets (h)	0.79%	0.07	% (d)
Portfolio turnover rate	157%	211	% (e)

*	Inception date of Class A shares is June 6, 2014. Start of performance is June 11, 2014.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)	Amount represents less than $0.005.

(g)	Does not include the expenses of other investment companies in which the Fund invests.

(h)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i)	Ratio of expenses to average net assets (excluding interest on margin account):

before reimbursement (c)(g)	2.40%	2.15% (d)
net of reimbursement (g)	1.30%	1.30% (d)

The accompanying notes are an integral part of these financial statements.

KKM Enhanced U.S. Equity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented.

	Class I
	Year	Period
	Ended	Ended
	May 31, 2016	May 31, 2015*

Net Asset Value, Beginning of Period	$9.64	$10.00

Activity From Investment Operations:
Net investment income (a)	0.13	0.01
Net realized and unrealized loss from investments, options, and futures contracts	(0.51)	(0.34)
Total from investment operations	(0.38)	(0.33)

Distributions to shareholders from:
Net investment income	(0.04)	(0.03)
Net return of capital	(0.02)	—
Total distributions	(0.06)	(0.03)

Paid in capital from redemption fees (f)	0.00	0.00

Net Asset Value, End of Period	$9.20	$9.64

Total Return (b)	(3.99)%	(3.32	)% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$9,491	$20,252
Ratio of expenses to average net assets (i):
before reimbursement (c)(g)	2.52%	1.77	% (d)
net of reimbursement (g)	1.07%	1.05	% (d)
Ratio of net investment income to average net assets (h)	1.38%	0.15	% (d)
Portfolio turnover rate	157%	211	% (e)

*	Inception date of Class I shares is June 6, 2014. Start of performance is June 11, 2014.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)	Amount represents less than $0.005.

(g)	Does not include the expenses of other investment companies in which the Fund invests.

(h)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i)	Ratio of expenses to average net assets (excluding interest on margin account):

before reimbursement (c)(g)	2.50%	1.77% (d)
net of reimbursement (g)	1.05%	1.05% (d)

The accompanying notes are an integral part of these financial statements.

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2016

1.	ORGANIZATION

KKM Enhanced U.S. Equity Fund (formerly KKM U.S. Equity ARMOR Fund through September 30, 2015) (the “Fund”), is a series of shares of beneficial interest of the Northern Lights Fund Trust II, (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company. The primary investment objective of the Fund is to seek risk-adjusted total return with less volatility than the broader U.S. equities market. The inception date of the Fund is June 6, 2014. The Fund offers two classes of shares designated as Class A and Class I. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Index options are valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity at time of purchase may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2016

securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2016 for the Fund’s assets and liabilities measured at fair value on a recurring basis:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$9,554,432	$—	$—	$9,554,432
Options Purchased	—	13,250	—	13,250
Short-Term Investment	292,079	—	—	292,079
Total	$9,846,511	$13,250	$—	$9,859,761

Liabilities	Level 1	Level 2	Level 3	Total
Options Written	$33,838		$—	$33,838
Futures Contracts*	24,000	—	—	24,000
Total	$57,838	$—	$—	$57,838

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2016

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1, Level 2, and Level 3 during the year ended May 31, 2016.

It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2, and Level 3 at the end of the reporting period.

*	Represents unrealized depreciation on all open futures contracts as of May 31, 2016.

Exchange Traded Funds (“ETF”) – The Fund may invest in exchange traded funds. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. There are risks of owning the underlying securities the ETFs are designed to track, and the lack of liquidity of an ETF may result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk – ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by each Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes put and call options, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premiums paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Futures – The Fund is subject to equity price risk in the normal course of pursuing its investment objective. To manage equity price risk, the Fund may enter into futures contracts. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which are classified as deposit with broker in the accompanying Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in the “net unrealized appreciation from future contracts” account. Periodically, the Fund will receive from or pays to the broker a specified amount of cash based upon changes in the “net unrealized appreciation from open future contracts” account. When a contract is closed, the Fund will recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.

The notional value represents amounts related to the Fund’s futures contracts upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of the Fund’s futures contracts. Further, the underlying price changes in relation to variables specified by the notional values, affects the fair value of these derivative financial instruments. Theoretically, the Fund’s exposure is equal to the notional value of contracts held. The Fund’s obligations will generally equal only the amount to be paid or received through the futures contracts.

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2016

Derivatives Disclosure –

Fair Values of Derivative Instruments in the Fund as of May 31, 2016:

Statement of Assets and Liabilities	Asset Derivatives		Liability Derivatives
Contract Type/

	Statement of Assets and		Statement of Assets and
Primary Risk Exposure	Liabilities	Value	Liabilities	Value
Equity risk	Investments in Securities at Fair Value	$13,250	Options Written, at Value	$33,838
			Unrealized Depreciation on Futures Contracts, net	24,000	*

Total		$13,250		$57,838

*	Represents unrealized depreciation on all open futures contracts as of May 31, 2016.

The effect of Derivative Instruments on the Statement of Operations for the year ended May 31, 2016:

Statement of			Change in
Operations		Realized	Unrealized
Contract Type/	Location of Gain or (Loss) On	Gain (Loss) on	Depreciation
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Equity risk	Net realized loss on options purchased	$(771,062)
	Net realized loss on options written	(11,714)
	Net realized gain on futures contracts	1,150,613

	Net change in unrealized depreciation on options purchased		$(58,771)
	Net change in unrealized depreciation on options written		(14,942)
	Net change in unrealized depreciation on futures contract		72,345
Total		$367,837	$(1,368)

The derivative instruments outstanding as of May 31, 2016 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets –

The Fund’s policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. During the year ended May 31, 2016 the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at May 31, 2016.

		Gross Amounts	Net Amounts
		Offset in the	Presented in the
		Statement of	Statement of
	Gross Amounts of	Assets &	Assets &	Financial	Collateral
Description	Recognized Assets	Liabilities	Liabilities	Instruments(1)	Pledged/Received(1)	Net Amount
Options Purchased	$13,250	$—	$13,250	$13,250	$—	$—

		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of
	Recognized	Assets &	Assets &	Financial	Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments(1)	Pledged/Received(1)	Net Amount
Written Options	$(33,838)	$—	$(33,838)	$33,838	$—	$—
Futures Contracts	(24,000)	—	(24,000)	—	24,000	—
Total	$(57,838)	$—	$(57,838)	$33,838	$24,000	$—

(1)	Collateral is only presented to the extent of the unrealized appreciation/(depreciation) in this table.

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2016

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. The Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax year 2015 or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended May 31, 2016, amounted to $22,624,960 and $40,579,096, respectively, for the Fund.

4.	OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Fund during the year ended May 31, 2016, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	—	$—
Options written	351	92,776
Options closed	(214)	(55,300)
Options expired	(62)	(18,580)
Options outstanding, end of year	75	$18,896

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2016

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – KKM Financial LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. For the year ended May 31, 2016, the Adviser earned advisory fees of $138,133 from the Fund. Through October 22, 2015, the Adviser had engaged Equity Armor Investments, LLC (the “Sub-adviser”) as the sub-adviser to the Fund. The Adviser and not the Fund paid the Sub-adviser a portion of its advisory fee.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until September 30, 2017, so that the total annual operating expenses of the Fund do not exceed 1.30% and 1.05% of the average daily net assets of the Class A and Class I shares, respectively. Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the year ended May 31, 2016, the Adviser waived fees and reimbursed expenses of $219,908. As of May 31, 2016, the cumulative expenses subject to recapture amounted to $418,146 of which $198,238 expires May 31, 2018 and $219,908 expires May 31, 2019.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares for such distribution and shareholder service activities. For the year ended May 31, 2016, the Fund incurred distribution fees of $9,699 on Class A shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. For the year ended May 31, 2016, the Distributor received no underwriting commissions for sales of Class A shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting and transfer agent services to the Fund. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	May 31, 2016	May 31, 2015
Ordinary Income	$69,055	$70,057
Long-Term Capital Gain	—	—
Return of Capital	20,821	—
	$89,876	$70,057

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2016

As of May 31, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(1,041,780)	$(1,763,602)	$(20,933)	$144,980	$(2,681,335)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, mark-to-market on open 1256 option and futures contracts and adjustments for C-Corporation return of capital distributions. In addition, the amount listed under other book/tax differences for the Fund is primarily attributable to the tax deferral of losses on straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $7,136.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $1,034,644.

At May 31, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$184,017	$1,579,585	$1,763,602

7.	REDEMPTION FEES

Prior to September 30, 2015 the Fund assessed a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares within 20 days of purchase. The redemption fee is paid directly to the Fund in which the short-term redemption occurs. For the period June 1, 2015 to September 30, 2015, the Fund assessed $19 in redemption fees in the Fund.

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II
and the Shareholders of KKM Enhanced U.S. Equity Fund (formerly KKM U.S. Equity ARMOR Fund)

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of KKM Enhanced U.S. Equity Fund (formerly KKM U.S. Equity ARMOR Fund) (the Fund), a series of the Northern Lights Fund Trust II, as of May 31, 2016, and the related statement of operations for the year then ended, and the changes in net assets and financial highlights for the year then ended and for the period from June 6, 2014 (commencement of operations) through May 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of KKM Enhanced U.S. Equity Fund (formerly KKM U.S. Equity ARMOR Fund) as of May 31, 2016, and the results of their operations for the year then ended, the changes in their net assets and financial highlights for the year then ended and for the period from June 6, 2014 (commencement of operations) through May 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado
August 1, 2016

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 26-27, 2016, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the KKM Enhanced U.S. Equity Fund (“KKM Enhanced U.S. Equity”) and KKM Financial, LLC (“KKM Financial”), (the “KKM Advisory Agreement”).

Based on their evaluation of the information provided by KKM Financial, in conjunction with KKM Enhanced U.S. Equity’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the KKM Advisory Agreement with respect to KKM Enhanced U.S. Equity.

In advance of the Meeting, the Board requested and received materials to assist them in considering the KKM Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the KKM Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the KKM Advisory Agreement and comparative information relating to the advisory fee and other expenses of KKM Enhanced U.S. Equity. The materials also included due diligence materials relating to KKM Financial (including due diligence questionnaires completed by KKM Financial, select financial information of KKM Financial, bibliographic information regarding KKM Enhanced U.S. Equity’s key management and investment advisory personnel, and comparative fee information relating to KKM Enhanced U.S. Equity) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the KKM Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement. In considering the renewal of the KKM Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board noted that KKM Financial had previously provided the Board with materials related to the KKM Advisory Agreement, including information on the firm’s related investment performance with its existing clients. During the discussions with KKM Financial, the Board reviewed materials provided by KKM Financial relating to the KKM Advisory Agreement, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for KKM Enhanced U.S. Equity including the individuals that primarily monitor and execute the investment process. The Board then discussed the extent of KKM Financial’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered KKM Financial’s specific responsibilities in all aspects of the day-to-day management of KKM Enhanced U.S. Equity. Additionally, the Board received responses from the representatives of KKM Financial with respect to a series of important questions, including: whether KKM Financial is involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of KKM Enhanced U.S. Equity; and whether KKM Financial has procedures in place to adequately allocate trades among its respective clients. The Board specifically noted the SEC deficiency letter received by KKM Financial, KKM Financial’s response to the SEC staff and KKM Financial’s efforts to resolve issues identified in the letter. The Board also reviewed the descriptions provided by KKM Financial of its practices for monitoring compliance with KKM Enhanced U.S. Equity’s investment limitations, noting that KKM Financial’s chief compliance officer will periodically review the portfolio managers’ performance of their duties with respect to KKM Enhanced U.S. Equity to ensure compliance under KKM Financial’s compliance program. The Board then reviewed the capitalization of KKM Financial based on financial information and other materials provided and discussed with KKM Financial and concluded that KKM Financial was sufficiently well-capitalized, or that its control person or principal had the ability to make additional contributions in order to meet its obligations to KKM Enhanced U.S. Equity. The Board concluded that KKM Financial had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the KKM Advisory Agreement with respect to KKM Enhanced U.S. Equity and that the nature, overall quality and extent of the management services to be provided by KKM Financial were satisfactory.

Performance. The Board discussed the reports prepared by Morningstar and reviewed the performance of KKM Enhanced U.S. Equity as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods ended March 31, 2016 noting the Fund modestly underperformed its peer group, Morningstar category and benchmark for the periods. The Board further noted the steps taken by KKM Financial to implement certain actions to address lagging performance, including termination of the Fund’s sub-adviser and, after further discussion, concluded that the processes and personnel KKM Financial has in place should result in improved performance over time.

Fees and Expenses. As to the costs of the services to be provided by KKM Financial, the Board discussed the comparison of advisory fees and total operating expense data and reviewed KKM Enhanced U.S. Equity’s advisory fee and overall expenses compared to its peer group and Morningstar category as presented in the Morningstar Report. The Board reviewed the contractual arrangements for KKM Enhanced U.S. Equity, which stated that KKM Financial had agreed to waive or limit its advisory fee and/or reimburse expenses at least until September 30, 2017 in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.30% and 1.05% of KKM Enhanced U.S. Equity’s average net assets for Class A and Class I shares, respectively and found such arrangements to be beneficial to shareholders. The Board concluded that the expense cap for KKM Enhanced U.S. Equity was in the best interest of the Fund’s shareholders. It was the consensus of the Board that, based on KKM Financial’s experience and expertise, and the services provided by KKM Financial to KKM Enhanced U.S. Equity, that the advisory fee charged by KKM Financial was reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to KKM Financial with respect to KKM Enhanced U.S. Equity based on breakeven and profitability reports and analyses reviewed by the Board and the selected financial information provided by KKM Financial. The Board concluded that anticipated profits from KKM Financial’s relationship with KKM Enhanced U.S. Equity were not excessive.

Economies of Scale. As to the extent to which KKM Enhanced Equity will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed KKM Financial’s expectations for growth of KKM Enhanced Equity. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from KKM as the Trustees believed to be reasonably necessary to evaluate the terms of the KKM Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the KKM Advisory Agreement, (a) the terms of the KKM Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the KKM Advisory Agreement is in the best interests of KKM Enhanced U.S. Equity and its shareholders. In considering the approval of the KKM Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that the approval of the KKM Advisory Agreement was in the best interest of KKM Enhanced U.S. Equity and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement.

KKM Enhanced U.S. Equity Fund
EXPENSE EXAMPLES (Unaudited)
May 31, 2016

As a shareholder of the KKM Enhanced U.S. Equity Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2015 through May 31, 2016.

Actual Expenses

The “Actual” column in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” column in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
		Beginning	Ending	Expenses	Ending	Expenses
	Funds Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
Class A	Expense Ratio**	12/1/15	5/31/16	Period*	5/31/16	Period*
KKM Enhanced U.S. Equity Fund	1.30%	$1,000.00	$951.30	$6.34	$1,018.50	$6.56

Class I
KKM Enhanced U.S. Equity Fund	1.05%	$1,000.00	$952.40	$5.13	$1,019.75	$5.30

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period December 1, 2015 to May 31, 2016 (183) divided by the number of days in the fiscal year (366).

**	Annualized expense ratio does not include interest expense.

KKM Enhanced U.S. Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2016

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services firm).	37	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	32	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	32	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	32	Orizon Investment Counsel (financial services company) Board Member

5/31/16-NLII-v1

KKM Enhanced U.S. Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	32	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004 -2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-767-3863.

5/31/16-NLII-v1

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-844-767-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-767-3863.

Investment Adviser
KKM Financial LLC
141 W. Jackson Blvd, Suite 1711
Chicago, IL 60604

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $ 13,000

2015 - $ 25,000

(b)	Audit-Related Fees

2016 - None

2015 - None

(c)	Tax Fees

2016 - $ 2,500

2015 - $ 5,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

2015 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $ 2,500

2015 - $ 5,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/8/16

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 8/8/16